SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2004


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


         Washington                      0-22435                 84-1389562
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State or other jurisdiction            Commission             (I.R.S. Employer
      of incorporation                 File Number           Identification No.)


1300 16th Avenue, Clarkston, Washington                                 99403
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number (including area code): (509) 295-5100
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)   Exhibit 99.1 FirstBank NW Corp. Annual Stockholders' Meeting
              Presentation at July 21, 2004.


                                      * * *


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.


Date: July 21, 2004                    By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer


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

                                  Exhibit 99.1

                  Annual Stockholders' Meeting Presentation for
                      FirstBank NW Corp. at July 21, 2004.


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